UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

TRB SYSTEMS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-07242	22-3522572
(Commission File Number)	(I.R.S. Employer Identification No.)

1472 Cedarwood Drive, Piscataway, New Jersey	08854
(Address of Principal Executive Offices)	(Zip Code)

(877) 852-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 23, 2007, the Common Stock of TRB Systems International, Inc. (the “Registrant”) was approved by OTC Compliance Unit of NASD for quotation on the OTC Bulletin Board under the symbol “TRBX.OB.” The trading of the Registrant’s Common Stock on the OTC Bulletin Board commenced on February 26, 2007. The Common Stock of the Registrant was previously traded on the Pink Sheets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRB SYSTEMS INTERNATIONAL, INC.

By:	/s/ Byung D. Yim
Byung D. Yim, CEO & President

Date: February 28, 2007